ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(the “Trust”)

AZL® T. Rowe Price Capital Appreciation Fund
 (the “Fund”)

Supplement dated September 30, 2025
 to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) dated May 1, 2025

This supplement updates certain information contained in the summary prospectus, prospectus, and SAI and should be attached to the summary prospectus, prospectus, and SAI and retained for future reference.

Effective October 1, 2025, the Board of Trustees of the Trust has approved changes to the written agreement whereby the Manager has agreed to reduce the management fee rate for the Fund. Accordingly, effective October 1, 2025, the information regarding the reduced management fee rate for the Fund found in the table beginning on page 75 of the prospectus, and in the table located at page 49 of the SAI, is deleted and replaced with the following:

Name of Fund	Management Fee
AZL T. Rowe Price Capital Appreciation Fund	0.65% on all assets